UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Cryo-Cell International, Inc.
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August 9, 2011 Presentation to ISS Review of Performance and Shareholder Value Creation Ms. Mercedes Walton Mr. Anthony Finch Ms. Jill Taymans

Statements wherein the terms “believes”, “intends”, “projects”
or “expects” as used are intended to reflect “forward-looking statements” of the Company.
The information contained herein is subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-
looking statements or paragraphs.
Readers/Audience should carefully review the risk factors
described in other documents the Company files from time to
time with the Securities and Exchange Commission, including
the most  recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K filed by the
Company.
FORWARD-LOOKING STATEMENTS

COMPANY & INDUSTRY OVERVIEW

CCEL
Public since 1991
11.7 million
Approx. 5,000 shareholders
$17.6 million
$35 million
Mercedes Walton, Chairman & CEO
Jill Taymans, VP & Chief Financial Officer
Julie Allickson, PhD, VP Lab Operations
7 members; will be 6 at next annual meeting
Multi-Disciplinary: Hematology/Oncology; Infectious
Disease; Stem Cell Transplant; Clinical Pathology;
Transfusion Medicine; OB/GYN
1989 in Delaware
Oldsmar, FL
28,000 Sq. Ft.
60 Associates
OTC.QB
Shares Outstanding
FY’10 Annual Revenue
Current Market Capitalization
Officers
Board of Directors
Medical & Scientific Advisory Board
Incorporation
Headquarters
PUBLIC COMPANY PROFILE

BUSINESS OVERVIEW
One of the world's largest and most established cord blood stem cell banks
Services U-Cord
® : Collection and cryopreservation of stem cells from
umbilical cord blood
Célle
Collection and preservation of stem cells from menstrual
Cryology
Cryopreservation and transportation coordination of
reproductive tissue
U-Cord
®
Plus
Cord tissue and cord blood stem cell
cryopreservation
Client Base
Over 235,000 worldwide
Markets Served
United States
Mexico, Central America, South America
India, Thailand, Malaysia, China, Pakistan
Revenue Sources
Service fees for cord blood and menstrual fluid collection and preservation
Recurring annual storage fees
Licensing fees and royalties from global affiliates
fluid (MenSC)
:
:
:

U.S. CORD BLOOD BANKING MARKET DYNAMICS
(1)
Based on target demographics
(2)
Based on target market. First Call research estimates
Large and
Growing Market
4 million annual births
Target market: 800,000 to 1,000,000 annually
(1)
Low Penetration Rate
Current annual penetration rate: less than 8.0%
(2)
Highly-Fragmented
Approx. 25 competitors (of which two are publicly
traded
–
PKN and CBAI)
3 companies hold 75 - 80% market share
High Barriers to Entry
Increased government regulation
Significant capital investment
High costs of operation
Increasing presence of public cord blood banks

Thousands
240
220
200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

CRYO-CELL PERFORMANCE HIGHLIGHTS: FY2010
•
Proven Financial Performance
•
Cash Flow Positive
•
Growing installed base
•
Technology License Royalties
•
Strong cash position
•
No long-term debt
•
Expansive IP Portfolio
U-CORD® SPECIMENS PROCESSED AND STORED (CUMULATIVE)

Established Client Base -
Loyal customer base driving repeat business and
client referrals
Expanding Global Presence -
Leveraging turnkey business model
Highly Differentiated Marketing Message -
Potential therapeutic applications
for major diseases increasing interest and value of stem cell banking
Targeted Marketing Initiatives
– Leveraging  highly scalable internet
marketing, call center support and clinical services strategies to target and grow consumer and professional markets
Product Diversification
– Introduced Célle service in November 2007. and
commenced pre-clinical studies of the technology: “Protect Baby, Protect Mom”
Proprietary IP
– Several MenSC research & development collaborations
underway by strategic alliances/partners utilizing Cryo-Cell’s proprietary technology
CRYO-CELL GROWTH DRIVERS

Three Year Stock Performance
CCEL vs. CBAI
(indexed to 100)
600
500
400
300
200
100
0
8/1/2008
9/1/2008
10/1/2008
11/1/2008
12/1/2008
1/1/2009
2/1/2009
3/1/2009
4/1/2009
5/1/2009
6/1/2009
7/1/2009
8/1/2009
9/1/2009
10/1/2009
11/1/2009
12/1/2009
1/1/2010
2/1/2010
3/1/2010
4/1/2010
5/1/2010
6/1/2010
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010
1/1/2011
2/1/2011
3/1/2011
4/1/2011
5/1/2011
6/1/2011
7/1/2011
8/1/2011
Cryo-Cell International Inc.
Cord Blood America Inc.

CryoCell INTERNATIONAL

STOCK PRICE PERFORMANCE

One Year Stock Performance
CCEL vs. CBAI
(indexed to 100)

400
350
300
250
200
150
100
50
0
7/30/2010
8/13/2010
8/27/2010
9/10/2010
9/24/2010
10/8/2010
10/22/2010
11/5/2010
11/19/2010
12/3/2010
12/17/2010
12/31/2010
1/14/2011
1/28/2011
2/11/2011
2/25/2011
3/11/2011
3/25/2011
4/8/2011
4/22/2011
5/6/2011
5/20/2011
6/3/2011
6/17/2011
7/1/2011
7/15/2011
7/29/2011
Cryo-Cell International Inc.
Cord Blood America Inc.

CryoCell INTERNATIONAL

STOCK PRICE PERFORMANCE

Year to Date Price Performance
CCEL vs. Stem Cell/Cord Bank Index
(indexed to 100)
180
160
140
120
100
80
60
40
20
0
1/3/2011
2/3/2011
3/3/2011
4/3/2011
5/3/2011
6/3/2011
7/3/2011
Cryo-Cell International, Inc.
Stem Cell/Cord Bank Index

STOCK PRICE PERFORMANCE Source: Capital IQ Note: Stem Cell/Cord Bank Index includes: (DB:V3V, NYSE:CO, AMEX:NBS, GTSM:1784, ENXTAM:CRYO, OTCBB:CBAI, ASX:CBB) and is an equal weighted Index

U CORD BLOOD AND CÉLLE ARE COMPLEMENTARY
Umbilical Cord Blood CÉLLE
Therapeutic Use:
Leukemia & Lymphoma,
Blood disorders,
Immune diseases
Currently in Pre-Clinical
trials for Diabetes,
Cardiac disorders,
Urinary incontinence &
Diagnosis of
endometriosis, Wound
healing, Blood vessel
formation, Cell tracking
in a breast cancer
model,
Stroke
Markers Expressed:
CD34, CD45 Adult MSC & ESC
Markers
Ease of Collection:
Yes Yes
Proliferative Capacity:
Yes, blood Yes, undifferentiated
Limited Cell Dose:
Yes No

RESEARCH & DEVELOPMENT PIPELINE
Partner Indication Description Status
Cryopraxis Cryobiology Ltd
Urinary Incontinence &
Diagnosis of endometriosis
Endometrial Menstrual Stem
Cells (MenSCs)
Pre-clinical
Snyder Wound Research
Institute
Wound healing
Endometrial Menstrual Stem
Cells (MenSCs)
Pre-clinical
EndGenitor Technologies
Blood Vessel Formation
Umbilical cord blood and
endometrial menstrual blood
derived stem cells (MenSCs)
Pre-clinical
University of Miami Diabetes Endometrial Menstrual Stem
Cells (MenSCs)
Pre-clinical
Saneron CCEL Therapeutics,
Inc
Stroke Endometrial Menstrual Stem
Cells (MenSCs)
Pre-clinical
S-Evans Biosciences Various Endometrial Menstrual Stem
Cells  (MenSCs)
Pre-clinical
Monash University Multiple Sclerosis
Endometrial Menstrual Stem
Cells  (MenSCs)
Pre-clinical

FINANCIAL SUMMARY
FY 2010 FY 2009 FY 2008 FY2007 FY2006
Revenue-processing and storage
$16.1M $16.3M $17.3M $17.5M $17.2M
Revenue-licensee income $1.5M $1.3M $1.0M $951K $927K
Gross Profit 74.5% 74.3% 64.7% 64.2% 66.5%
Net Income (Loss) $3.4M $1.6M ($741K) ($5.0M) ($2.8M)
Earnings (Loss)/ Share $0.29 $0.14 ($0.06) ($0.43) ($0.24)
Cash & Equivalents $9.5M $8.0M $4.7M $4.4M $8.5M
117% Revenue growth, fiscal 2003 – 2010
Revenue has been flat over the last three years
- Economic trends affecting discretionary consumer spending
- Public cord blood banking

CRYO-CELL COMPETITIVE ADVANTAGES
Proprietary IP – Célle Technology Portfolio
Advancing Women’s Healthcare
• Isolation of the Célle menstrual stem cell offers new therapeutic potential
• Future Potential Revenues – Therapeutic Commercialization
Superior Quality Accreditations
• FDA registered
• Fully licensed and accredited by AABB (formerly American Association Blood Banks) ; ISO 9001:2000
State-of-the-Art Manufacturing Facility
Certified Current Good Manufacturing/Good Tissue Practice compliant (cGMP/cGTP)
Growing Royalties From Global Affiliates
Latin American Expansion (Mexico, Brazil, Venezuela, Ecuador, Panama, El Salvador, Guatemala,
Honduras, Nicaragua, Chile, Colombia, Peru, Curacao, Aruba, St. Maarten)
Southeast Asia (India, China, Thailand, Pakistan)
Middle East (Dubai, Saudi Arabia, UAI, Kuwait, Bangladesh, Nepal, Sri Lanka, Bhutan, Maldives, Oman)
Europe (Italy, Germany, Spain, UK, Ireland)
Commercial Partnerships
35% equity stake in R&D partner, Saneron CCEL Therapeutics, Inc. and worldwide marketing rights to any products developed

Growth Strategy: Looking to the Future
Strategic:
Organic:
• Global affiliate growth
• “Next Generation” services
• Further diversification of service offering
• Highly differentiated platform for women’s healthcare
• R&D platform
• Geographical expansion
• Expansion of IP portfolio
• Technology license opportunities
• Clinical development
• M&A opportunities

The Future is Bright
To summarize, Cryo-Cell has:
Over 235,000 clients worldwide
24 global license affiliates
Célle, the world's only menstrual stem cell service
An expansive intellectual property portfolio of proprietary menstrual stem cell technology
Strategic partnerships with globally renowned stem cell researchers
Unprecedented self-funded research and development business model
Expanded new services including Protect Baby, Protect Mom® U-Cord
Plus®, P3®, and Cryology Reproductive Tissue Storage®
Ten consecutive quarters of operating profitability and two consecutive quarters of double-digit unit growth and revenue growth
$9.3 million in cash, cash equivalents and marketable securities and no long-term debt at the end of second quarter 2011
An increase in share price of 194% year-over-year: $3.67 at the end of second quarter 2011 versus $1.25 at the end of second quarter 2010

PROXY CONTEST

THE PORTNOY GROUP
David Portnoy is seeking 5 of 6 director seats
Portnoy is effectively seeking to take control of Cryo-Cell without paying a control premium to shareholders
Portnoy rejected the Company’s offer of one seat (which is proportionate to his group’s ownership of Cryo-Cell)
The Portnoy Group does not provide Cryo-Cell or its stockholders with any plan to add shareholder value

STRONG CORPORATE GOVERNANCE PRINCIPLES
The Company has an annually elected board; all but CEO are independent
Cryo-Cell has an independent lead director
The Audit, Compensation, and Nominating & Governance Committees are
comprised solely of independent directors
The Company does not have a poison pill
Shareholders may act by written consent

OUR NOMINEES
Scott Christian
-- more than 30 years of financial management experience with companies such as Automatic Data Processing, Ceridian Corporation, Norstan,
Spanlink Communications and XATA, in successively expanded roles from Senior
Vice President of Finance through Chief Financial Officer to the CEO level. Experience in global communications solutions and services and deep knowledge of financial management.
Andrew J. Filipowski
-- entrepreneur who has founded several businesses over
the past 25 years. Brings to the Cryo-Cell boardroom the perspective of a large stockholder (currenlty owns in excess of 5.5% of Cryo-Cell)

OUR NOMINEES
Anthony P. Finch
-- 35 years of experience in cell separation and cryopreservation of cellular products. Currently serves as Chief Scientific Officer of the Irish National
Blood Centre and National Tissue Typing Reference Laboratory. Has over 20 years experience in cord blood processing and pioneered the fractionation and isolation of cord blood stem cells for small volume cryogenic storage and has developed large scale processing in line with current Good Manufacturing Practice (cGMP).  Has established several cord blood stem cell banks in the United States, Europe and
Asia. Brings his wealth of experience and expertise in cord blood stem research, management, organization and processing. He is a Fellow of both the Academy of
Medical Laboratory Sciences and Institute of Biomedical Sciences, and is a member of the Cord Blood Stem Cell International Society.
James P. Pellow Ed.D
-- over 25 years of professional experience and has served
as a director of public companies in various roles, including lead director, chairman of the governance committee and member of the audit committee.  Has significant corporate governance experience. Serves as CEO and president of the Council on
International Educational Exchange (CIEE). Served as the executive vice president and chief operating officer of St. John’s University from 1999 until May 2011 and in various other capacities since 1991. Previously was a certified public accountant with Coopers & Lybrand and a municipal bond trader with Chapdelaine & Co.

OUR NOMINEES
Anthony Atala, M.D., --
25 years of professional experience and globally recognized
stem cell researcher in the area of regenerative medicine. Current work focuses on growing new human cells, tissues and organs. Serves as Director of the Wake
Forest Institute for Regenerative Medicine with a team of over 160 physicians and researchers and is the W.H. Boyce Professor and Chair of the Department of
Urology at Wake Forest University. Works with several journals and serves in various roles, including Editor-in-Chief of Stem Cells Translational Medicine and
Current Stem Cell Research and Therapy.  Has served as a director on several boards. Currently an NIH “Quantum Grant” awardee and has published more than
250 journal articles; has applied for or received over 200 national and international patents.
Mercedes Walton
-- 35 years of corporate management experience with significant senior executive expertise in the creation and implementation of innovative commercialization strategies for a variety of enterprises including AT&T; Applied
Digital Solutions, Inc. and Digital Angel.  Principal inventor on the expansive intellectual property portfolio of global patent-pending Célle menstrual stem cell technology applications assigned to the Company. Has served on the board of directors of five publicly traded companies in the biotechnology and communication services sectors.

PORTNOY’S NOMINEES
In sharp contrast to the Cryo-Cell Board nominated slate, the Portnoy
Group’s nominees have no relevant indicated experience in the stem cell preservation industry, business of regenerative science or relevant public company operating experience. The Portnoy Group consists of a hand-
picked group of individuals who appear to have long-time personal and business relationships with David Portnoy:
Mark and David Portnoy -- brothers with no known relevant experience
Harold Berger -- an accountant who provides accounting services to Mark
Portnoy and certain entities controlled by Mark Portnoy
George Gaines -- a consultant to entities seeking to structure and raise capital for private equity funds
Jonathan H. Wheeler, M.D., an OB/GYN

PORTNOY’S SLATE IS NOT QUALIFIED TO SERVE
CRYO-CELL SHAREHOLDERS
Portnoy’s Slate Brings:
No Insight
No Business Plan
No Strategy
No Track Record
No relevant indicated experience in the stem cell preservation industry
No relevant indicated experience in the business of regenerative science
No relevant public company operating experience